UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2024

Flame Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40111	85-3514078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 3300 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 579-6106

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	FLME.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FLME	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FLME.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Additional Information and Where to Find It

This communication relates to the proposed Business Combination (as defined in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2022) by and among Flame Acquisition Corp., a Delaware corporation (“Flame”), Sable Offshore Holdings LLC, a Delaware limited liability company (“Holdco”) and Sable Offshore Corp., a Texas corporation and a wholly owned subsidiary of Holdco (“Sable”). In connection with the proposed Business Combination, Flame filed with the SEC a preliminary proxy statement on Schedule 14A on November 10, 2022 (as may be amended from time to time, the “Proxy Statement”). Flame may also file other documents regarding the proposed Business Combination with the SEC. The Proxy Statement which will be sent or given to the Flame stockholders will contain important information about the proposed Business Combination and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), WHICH IS CURRENTLY AVAILABLE, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, AND WILL CONTAIN, IMPORTANT INFORMATION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT (AS DEFINED IN THE PROXY STATEMENT). You may obtain a free copy of the Proxy Statement and other relevant documents filed by Flame with the SEC at the SEC’s website at www.sec.gov. You may also obtain Flame’s documents on its website at www.Flameacq.com.

Participants in the Solicitation

Flame and its directors and officers may be deemed participants in the solicitation of proxies of Flame’s stockholders in connection with the Business Combination. Flame’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Flame in Flame’s Registration Statement on Form S-1, which was initially filed with the SEC on February 5, 2021 and amended on February 18, 2021 and February 22, 2021, in Flame’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and in the Proxy Statement.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Flame’s stockholders in connection with the Business Combination and other matters to be voted upon at the special meeting will be set forth in the definitive proxy statement for the Business Combination.

Forward-Looking Statements

This communication contains a number of “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include information concerning the SYU Assets (as defined in the Proxy Statement), Sable’s, Holdco’s or Flame’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and effects of regulation, including Sable’s ability to close the transaction to acquire the SYU Assets and Flame’s ability to close the transaction with Sable. When used in this communication, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “ may,” “ believe,” “ anticipate,” “ intend,” “ estimate,” “ expect,” “project,” “continue,” “plan,” forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements will contain such identifying words. These forward-looking statements are based on Sable’s, Holdco’s and Flame’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Sable, Holdco and Flame disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication. Sable, Holdco and Flame caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Sable, Holdco and Flame, incidental to the development, production, gathering, transportation and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, (a) the occurrence of any event, change or other circumstance that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against Sable, Holdco, Flame or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Flame, to obtain financing to complete the Business Combination or to satisfy other conditions to closing the Business Combination; (d) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (e) the ability to recommence production of the SYU Assets and the cost and time required therefor, and production levels once recommenced; (f) commodity price volatility, low prices for oil, natural gas and/or natural gas liquids, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput; (g) uncertainties related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes and regulatory risks; (h) the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production; (i) reductions in cash flow and lack of access to capital; (j) Flame’s ability to satisfy future cash obligations; (k) restrictions in existing or future debt agreements or structured or other financing arrangements; (l) the timing of development expenditures, managing growth and integration of acquisitions, and failure to realize expected value creation from acquisitions; and (m) the ability to recognize the anticipated benefits of the Business Combination. While forward-looking statements are based on assumptions and analyses that management of Flame, Holdco and Sable believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Proxy Statement and other documents filed by Flame from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Flame, Holdco and Sable assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Flame, Holdco nor Sable gives any assurance that any of Flame, Holdco, Sable or the combined company will achieve its expectations.

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the transactions contemplated by that certain Agreement and Plan of Merger, dated as of November 2, 2022 (the “Merger Agreement”), among Flame Acquisition Corp. (“Flame”), Sable Offshore Holdings LLC (“Holdco”), and Sable Offshore Corp. (“SOC” and, together with Holdco, “Sable”), Holdco and Flame entered into subscription agreements with certain investors (as described below) for an aggregate commitment amount of $520,000,000 pursuant to which such investors will purchase an aggregate of 52,000,000 shares of Flame Class A common stock, par value $0.0001 per share the (“Flame Common Stock”) at a price of $10.00 per share upon the consummation of the mergers contemplated by the Merger Agreement (the “Merger”).

As previously disclosed, Holdco entered into (i) subscription agreements (the “Initial Holdco PIPE Subscription Agreements”) with certain investors (such investors, the “Initial Holdco PIPE Investors”), pursuant to which the Initial Holdco PIPE Investors agreed to purchase, in the aggregate, 7,150,000 limited liability company membership interests in Holdco designated as Class B shares (“Holdco Class B shares”) at a price of $10.00 per share, for an aggregate commitment amount of approximately $71,500,000 (the “Initial Holdco PIPE Investment”) and (ii) subscription agreements (the “Additional Holdco PIPE Subscription Agreements” and, together with the Initial Holdco PIPE Subscription Agreements, the “Holdco PIPE Subscription Agreements”) with certain investors (such investors, the “Additional Holdco PIPE Investors” and, together with the Initial Holdco PIPE Investors, the “Holdco PIPE Investors”), pursuant to which the Additional Holdco PIPE Investors agreed to purchase, in the aggregate, 18,345,000 Holdco Class B shares at a price of $10.00 per share, for an aggregate commitment amount of approximately $183,450,000 (the “Additional Holdco PIPE Investment” and, together with the Initial Holdco PIPE Investment, the “Holdco PIPE Investment”). The Holdco PIPE Subscription Agreements provide, among other things, that, in the event the Merger is consummated, the Holdco PIPE Investors will be deemed to have subscribed for and will purchase Flame Common Stock at the same price per share and, by operation of law pursuant to the Merger, Flame will have succeeded to Holdco’s obligations under the Holdco PIPE Subscription Agreements.

On January 12, 2024, Holdco entered into amendments to certain Initial Holdco PIPE Subscription Agreements and Additional Holdco PIPE Subscription Agreements (each a “Holdco PIPE Subscription Agreement Amendment”) representing an aggregate commitment amount of $71,950,000, pursuant to which Holdco and such Holdco PIPE Investors agreed to increase the maximum number of Class B shares to be sold by Holdco pursuant to the PIPE Subscription Agreements (as defined below) from 40,000,000 to 52,500,000.

On January 12, 2024, Holdco entered into new Additional Holdco PIPE Subscription Agreements with new Additional Holdco PIPE Investors, pursuant to which the new Additional Holdco PIPE Investors agreed to purchase, in the aggregate, 16,505,000 Holdco Class B shares at a price of $10.00 per share, for an aggregate commitment amount of approximately $165,050,000. As a result, Holdco has obtained total commitments from the Additional Holdco PIPE Investors to purchase, in the aggregate, 34,850,000 Holdco Class B shares at a price of $10.00 per share, for an aggregate commitment amount of approximately $348,500,000.

Also on January 12, 2024, Flame entered into a subscription agreement (the “Flame PIPE Subscription Agreements” and, together with the “Holdco PIPE Subscription Agreements, the “PIPE Subscription Agreements”) with certain investors (such investors, the “Flame PIPE Investors” together with the Additional Holdco PIPE Investors, the “PIPE Investors”), pursuant to which the Flame PIPE Investors agreed to purchase, in the aggregate, 10,000,000 shares of Flame Common Stock at a price of $10.00 per share, for an aggregate commitment amount of $100,000,000 (the “Flame PIPE Investment” and, together with the Holdco PIPE Investment, the “PIPE Investment”). The Flame PIPE Subscription Agreements provide, among other things, that the Flame PIPE Investment is conditioned upon the consummation of the Merger. The Flame PIPE Subscription Agreements provide that, if the Merger is consummated, Flame must file a registration statement within 30 calendar days after consummation of the Merger registering the resale of the shares of Flame Common Stock issued to the Flame PIPE Investors, and Flame must use its commercially reasonable efforts to have the registration statement declared effective by the SEC by the earlier of (i) the 90th calendar day (or 120th calendar day if the SEC notifies Flame that it will review the registration statement) following the closing of the Merger and (ii) the 10th business day after the date Flame is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be reviewed or will not be subject to further review. Flame thereafter will be required to maintain a registration statement that is continuously effective and to cause the registration statement to regain effectiveness in the event that it ceases to be effective.

The closings under the Flame PIPE Subscription Agreements are expected to occur substantially concurrently with the consummation of the Merger and are conditioned thereon, as well as on other customary closing conditions. The Flame PIPE Subscription Agreements will be terminated, and be of no further force and effect, upon the earlier to occur of (i) the termination of the Purchase and Sale Agreement among Exxon Mobil Corporation, Mobil Pacific Company and Sable, as subsequently amended, in accordance with its terms, (ii) the termination of the Merger Agreement in accordance with its terms, and (iii) March 1, 2024, if the closing has not occurred by such date.

The shares of Flame Common Stock to be issued pursuant to the PIPE Subscription Agreements will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

A copy of each of the form Holdco PIPE Subscription Agreement Amendment, form Additional Holdco PIPE Subscription Agreement and form Flame PIPE Subscription Agreement are filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference. The foregoing descriptions of the Initial Holdco PIPE Subscription Agreements, Additional Holdco PIPE Subscription Agreements and Flame PIPE Subscription Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the form Holdco PIPE Subscription Agreement Amendment, form Additional Holdco PIPE Subscription Agreement and form Flame PIPE Subscription Agreement, respectively, filed with this report.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Additional Holdco PIPE Subscription Agreements and the Flame PIPE Subscription Agreement are incorporated by reference herein. The shares of Flame Common Stock to be issued pursuant to the Additional Holdco PIPE Subscription Agreements and the Flame PIPE Subscription Agreement will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1	Form of Holdco PIPE Subscription Agreement Amendment

10.2	Form of Additional Holdco PIPE Subscription Agreement

10.3	Form of Flame PIPE Subscription Agreement

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flame Acquisition Corp.

Date: January 16, 2024	By:	/s/ Gregory D. Patrinely
	Name:	Gregory D. Patrinely
	Title:	Executive Vice President and Chief Financial Officer